CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio
(the “portfolio”)

Supplement dated March 22, 2021
to the Prospectus and Summary Prospectus, each dated May 1, 2020

Effective immediately, Christopher Burton is the lead portfolio manager of the portfolio, and Bryant Lie will no longer be a portfolio manager of the portfolio. Accordingly, the portfolio’s Prospectus and Summary Prospectus are updated as set out below.

Effective immediately, the section of the Prospectus entitled “Portfolio Summary — Management — Portfolio managers” and the section of the Summary Prospectus entitled “Management — Portfolio managers” are deleted in their entirety and replaced with the following:

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the portfolio. Christopher Burton, Senior Portfolio Manager and Managing Director, is the lead portfolio manager of the team and has been managing the portfolio since 2006, the portfolio’s inception.

Effective immediately, the section of the Prospectus entitled “Meet the Managers” is deleted in its entirety and replaced with the following:

The portfolio is managed by the Credit Suisse Commodities Portfolio Management Team (the “Commodities Team”). Christopher Burton, the lead portfolio manager, is responsible for the day-to-day management of the portfolio including commodities exposure, portfolio construction and risk management.

Christopher Burton, Managing Director, is a Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2005. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.  Mr. Burton is a CFA charter holder.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the portfolio.

Job titles indicate position with the investment manager.

Shareholders should retain this supplement for future reference.

March 22, 2021	16-0321 TRCRS-PRO TRCRS-SUMPRO 2021-002

CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio
(the “Portfolio”)

Supplement dated March 22, 2021
to the Statement of Additional Information dated May 1, 2020

Effective immediately, Bryant Lie will no longer be a portfolio manager of the Portfolio.

The information in the table in the section entitled “Management of the Trust — Portfolio Managers — Portfolio Managers’ Ownership of Securities” relating to Bryant Lie is hereby deleted.

The information in the table in the section entitled “Management of the Trust — Portfolio Managers — Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed” relating to Bryant Lie is hereby deleted.

Shareholders should retain this supplement for future reference.